Exhibit 32.1

Certification of the Chief Executive Officer and Chief Financial Officer of Stark Beneficial, Inc.,

Pursuant to Section 906 of the Sarbanes Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Stark Beneficial, Inc. (the “Company”) for the quarter ended August 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Stark Beneficial, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 16, 2014

	By:	/s/ Michael Anthony
	Name:	Michael Anthony
	Title:	President/CEO and Director and Chief Accounting Officer